UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	March 7, 2013

AMERICAN SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-12456	58-1098795
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

470 East Paces Ferry Road, N.E. Atlanta, Georgia		30305
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(404) 261-4381

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 – DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATION ARRANGEMENTS OF CERTAIN OFFICERS.

Effective May 1, 2013, the Board of Directors of the Company has elected James C. Edenfield to the office of Executive Chairman, and J. Michael Edenfield to the office of President and Chief Executive Officer of the Company.

James C. Edenfield, 78, is a founder of the Company and has served as its President and Chief Executive Officer since 1989. Michael Edenfield, 54, currently holds the office of Executive Vice President since 1994, and Chief Operating Officer since 2009, and since 1997 has been the President of the Company’s wholly owned subsidiary, Logility, Inc., which is the largest operating unit of American Software. Michael Edenfield will continue as the President and Chief Executive Officer of Logility, Inc.

J. Michael Edenfield is the son of James C. Edenfield. These appointments have no specified term.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS .

The following Exhibit is filed as part of this Report:

Exhibit No.	Description

99.1	Press Release of American Software, Inc., dated March 7, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SOFTWARE, INC. (Registrant)

Date: March 7, 2013	By:	/s/ Vincent C. Klinges
Vincent C. Klinges
Chief Financial Officer

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